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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): December 8, 2004

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                      CHINA ENERGY SAVINGS TECHNOLOGY, INC.
               (Exact name of registrant as specified in Charter)


            NEVADA                     000-31047                 86-0995730
(State or other jurisdiction of   (Commission File No.)        (IRS Employee
 incorporation or organization)                              Identification No.)


                                  Central Plaza
                                 18 Harbour Road
                                   Suite 3203A
                                   32nd Floor
                                    Hong Kong
                                      China
                    (Address of Principal Executive Offices)


                                  852-2588-1228
                            (Issuer Telephone Number)

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS;  ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

(A)  RESIGNATION OF DIRECTORS

     Effective December 8, 2004, Mr. Yiu Chong Leung and Ms. Yan Hong Zhao resigned as members of the board of directors of the Registrant. Mr. Leung and Ms. Zhao resigned after it was disclosed that they would not qualify to serve as independent members of the Board of Directors of the Registrant and as a result would not be able to serve as audit committee members. Mr. Leung and Ms. Zhao were appointed as directors and audit committee members of the Registrant on November 29, 2004. There were no disagreements between Mr. Leung or Ms. Zhao with any officer or director of the Registrant. The Board discovered that Mr.

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Leung and Ms. Zhao were  ineligible  to serve as  independent  board members and audit committee members after additional interviews and investigation by the officers and board of directors of the Registrant. The Registrant has provided a copy of the disclosures it is making in response to this Item 5.02 and requested Mr. Leung and Ms. Zhao to furnish the Registrant as promptly as possible with a letter stating whether Mr. Leung and Ms. Zhao agrees or disagrees with the disclosures made in response to this Item 5.02. The Registrant will file any letter received by the Registrant from Mr. Leung and Ms. Zhao as an exhibit to an amendment to this current report on Form 8-K within two business days after receipt by the Registrant.

(C)  APPOINTMENT OF DIRECTOR

     Effective December 8, 2004, Mr. Tan Shao-Guang was appointed as an independent director of the board of directors of the Registrant. Mr. Tan
Shao-Guang, Mr. Yau Wing-Sze and Mr. Dennis Yu Won Kong will make up the Registrant's audit committee.

     TAN SHAO-GUANG. Age 43, is a qualified accountant in China. He holds a bachelors degree in foreign trade and economic management. Currently he is the deputy general manager and chief financial officer of Jia Sheng International Consultant (HK) Co., Limited. Prior to this position, and since 1999, he was the general manager and financial controller of Xinhui Auction Limited in Jiangmen City, Guangdong Province. Mr. Tan has over 20 years experience in banking and financial management and has worked with the Guangdong Development Bank.

     No transactions occurred in the last two years to which the Company was a party in which the above director had or is to have a direct or indirect material interest.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 9, 2004             CHINA ENERGY SAVINGS TECHNOLOGY, INC.



                                    By: /s/ Sun Li
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                                        Sun Li
                                        Its: Chief Executive Officer


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